                                                                    EXHIBIT 99.1

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                                666 Grand Avenue
                             Des Moines, Iowa 50309

                              LETTER OF TRANSMITTAL

                         FOR 3.50% SENIOR NOTES DUE 2008

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     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
       , 2003, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE
 WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE
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                                Exchange Agent:

                              THE BANK OF NEW YORK

                                 By Facsimile:

                             Confirm by telephone:

                           By Mail, Hand or Courier:
                             The Bank of New York
                          Corporate Trust Department
                              Reorganization Unit
                              101 Barclay Street
                                 Floor 7 East
                            New York, New York 10286
                                Attn:

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE
DOES NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus dated       , 2003
(the "Prospectus") of MidAmerican Energy Holdings Company, an Iowa corporation
(the "Company"), and this Letter of Transmittal for 3.50% Senior Notes due 2008 which may be amended from time to time (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange, for each
$1,000 in principal amount of its outstanding 3.50% Senior Notes due 2008 issued and sold in a transaction exempt from registration under the Securities
Act of 1933, as amended (the "Original Notes"), $1,000 in principal amount of
3.50% Senior Notes due 2008 (the "Exchange Notes").

     The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange
Offer.

     All holders of Original Notes who wish to tender their Original Notes must, prior to the Expiration Date: (1) complete, sign, date and mail or otherwise deliver this Letter to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Original Notes or, if a tender of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the
"Book-Entry Transfer Facility"), confirm such book-entry transfer (a
"Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Original
Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange
Offer--How to Tender" in the Prospectus. (See Instruction 1).

     The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the
Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or Douglas L. Anderson, General Counsel of the Company, 302 South
36th Street, Suite 400, Omaha, Nebraska 68131 (telephone (402) 231-1642).

            PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
                  THE INSTRUCTIONS TO THIS LETTER, CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW

     Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

     List in Box 1 below the Original Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Original Notes on a separate SIGNED schedule and affix that schedule to this Letter.

                                      BOX L
                     TO BE COMPLETED BY ALL TENDERING HOLDERS

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                                                                                                 PRINCIPAL AMOUNT
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)      CERTIFICATE        PRINCIPAL AMOUNT      OF ORIGINAL NOTES
            (PLEASE FILL IN IF BLANK)                  NUMBER(S)(1)       OF ORIGINAL NOTES        TENDERED(2)
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                                                       TOTALS:
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(1) Need not be completed if Original Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated, the entire principal amount of Original Notes represented by a certificate or
Book-Entry Confirma- tion delivered to the Exchange Agent will be deemed to have been tendered.
--------------------------------------------------------------------------------------------------------------------

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Company the principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Original Notes tendered.

     The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Original Notes, with full power of substitution, to: (a) deliver certificates for such Original
Notes; (b) deliver Original Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange
Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of the Original
Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Original
Notes tendered.

     The undersigned agrees that acceptance of any tendered Original Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the registration rights agreement (as described in the Prospectus) and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Original Notes, the undersigned certifies that (i)
any Exchange Notes received by the undersigned will be acquired in the ordinary course of its business, (ii) at the time of commencement of the Exchange Offer, the undersigned had no arrangements or understanding with any person to participate in the distribution of the Original Notes or the Exchange Notes within the meaning of the Securities Act, (iii) the undersigned is not an
"affiliate," as defined in Rule 405 of the Securities Act, of the Company or if
it is an affiliate, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if the undersigned is not a broker-dealer, it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, and (v) if the undersigned is a broker-dealer, it will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities and it will deliver a prospectus in connection with any resale of such Exchange Securities;
however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR
    YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING ACTIVITIES OR OTHER TRADING
    ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND
    10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

[ ] CHECK HERE IF YOU ARE NOT SUCH A BROKER-DEALER BUT ARE A QUALIFIED
    INSTITUTIONAL BUYER OR OTHERWISE RECEIVED THE INITIAL SECURITIES IN A
    TRANSACTION OR SERIES OF TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE
    SECURITIES ACT OF 1933, AS AMENDED, AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
    THERETO.

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

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     The undersigned understands that the Company may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

     All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

     Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Original Notes not tendered but represented by a certificate also encompassing Original Notes which are tendered) to the undersigned at the address set forth in Box 1.

     The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE
    BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              --------------------------------------------------

Account Number:
               -----------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND
    COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):
                               -------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------

Window Ticket Number (if available):
                                    --------------------------------------------

Name of Institution which Guaranteed Delivery:
                                              ----------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
                                      BOX 2

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                                PLEASE SIGN HERE
                     WHETHER OR NOT ORIGINAL NOTES ARE BEING
                           PHYSICALLY TENDERED HEREBY

X................................          .....................................

X................................          .....................................
     (SIGNATURE(S) OF OWNER(S)                            (DATE)
     OR AUTHORIZED SIGNATORY)

Area Code and Telephone Number: ................................................

     This box must be signed by registered holder(s) of Original Notes as their name(s) appear(s) on certificate(s) for Original Notes, or by person(s)
authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.
(See Instruction 3)

Name(s) ........................................................................
                                 (PLEASE PRINT)

Capacity .......................................................................

Address .......................................................................
                              (INCLUDE ZIP CODE)

Signature(s) Guaranteed by
an Eligible Institution:
(If required by Instruction 3) .................................................
                            (AUTHORIZED SIGNATURE)

.................................................................................
                                    (TITLE)

.................................................................................
                                 (NAME OF FIRM)
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                                      BOX 3

                         PAYOR'S NAME: BANK OF NEW YORK

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                   PAYEE INFORMATION (please print or type)
 SUBSTITUTE        Individual or business name:

 FORM W-9         ------------------------------------------------------------------------------------------------------------------
                   Check appropriate box:
                    [ ] Individual/Sole Proprietor   [ ] Corporation   [ ] Partnership
 REQUEST FOR        [ ] Other_________________  [ ] Exempt from backup withholding
 TAXPAYER
 IDENTIFICATION   ------------------------------------------------------------------------------------------------------------------
 NUMBER AND        Address (number, street, and apt. or suite no.):__________________________________________________________
 CERTIFICATION    ------------------------------------------------------------------------------------------------------------------
 DEPARTMENT OF     City, state, and ZIP code:________________________________________________________________________________
 THE TREASURY     ------------------------------------------------------------------------------------------------------------------
 INTERNAL REVENUE  PART I: TAXPAYER IDENTIFICATION NUMBER ("TIN")
 SERVICE
                   Enter your TIN below. For individuals, your TIN is your social security number. Sole proprietors may enter either their social security number or their employer identification number. If you are a limited liability company that is disregarded as an entity separate from your owner, enter your owner's social security number or employer identification number, as applicable. For other entities, your TIN is your employer identification number.

                                                      Social security number:
                                               [ ] [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ]

                                                                 OR

                                                  Employer identification number:

                                                [ ] [ ] - [ ] [ ] [ ] [ ] [ ] [ ] [ ]
                   [ ] Applied For
                  ------------------------------------------------------------------------------------------------------------------
                   PART II: CERTIFICATION

                   Certification Instructions: You must cross out item 2 below if you have been notified by the
                   Internal Revenue Service (the "IRS") that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

                   Under penalties of perjury, I certify that:

                   1.   The number shown on this form is my correct TIN or a TIN has not been issued to me and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security
                        Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide my TIN to the payor, a portion of all reportable payments made to me by the payor will be withheld until I provide my TIN to the payor and that, if I do not provide my TIN to the payor within 60 days of submitting this Substitute Form W-9, such retained amounts shall be remitted to the IRS as backup withholding.

                   2.   I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                   3.   I am a U.S. person (including a U.S. resident alien).

                   THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                   DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                   Signature ________________________________  Date ___________________________________________
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                                      BOX 4
                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Original Notes in a principal amount not exchanged, or Exchange Notes, are to be issued in the name of someone other than the person whose signature appears in Box 2, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue and deliver:
(check appropriate boxes)
[ ]  Original Notes not tendered
[ ]  Exchange Notes, to:

Name____________________________________________________________________________
                                 (PLEASE PRINT)

Address_________________________________________________________________________

Please complete the Substitute Form W-9 at Box 3

Tax I.D. or Social Security Number:_____________________________________________
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                                      BOX 5
                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Original Notes in a principal amount not exchanged, or Exchange Notes, are to be sent to someone other than the person whose signature appears in Box 2 or to an address other than that shown in Box 1.

Deliver:

(check appropriate boxes)

[ ]  Original Notes not tendered
[ ]  Exchange Notes, to:

Name____________________________________________________________________________
                                 (PLEASE PRINT)

Address_________________________________________________________________________

________________________________________________________________________________

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                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Original
Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the expiration of the exchange offer on the
Expiration Date. The method of delivery of this Letter, certificates for
Original Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

     Holders whose Original Notes are not immediately available or who cannot deliver their Original Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the
Expiration Date may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i)
tender must be made by or through an Eligible Institution (as defined in the
Prospectus under the caption "The Exchange Offer--How to Tender"); (ii) prior to the expiration of the exchange offer on the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Original Notes and the principal amount of
Original Notes tendered, (y) stating that the tender is being made thereby and
(z) guaranteeing that, within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Original Notes or a Book-Entry
Confirmation, as the case may be, and any other documents required by this
Letter will be deposited by the Eligible Institution with the Exchange Agent;
and (iii) the certificates for all tendered Original Notes or a Book-Entry
Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within three New York Stock
Exchange trading days after the date of execution of such Notice of Guaranteed
Delivery, all as provided in the Prospectus under the caption "The Exchange
Offer--How to Tender."

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by the Company, whose determination will be final and binding. The
Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Company's counsel, would be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Original Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Original Notes.

     Neither the Company, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

     2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of any Original Note evidenced by a submitted certificate or by a Book-Entry
Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Original Notes represented by a certificate or by a Book-Entry Confirmation delivered to the
Exchange Agent will be deemed to have been tendered unless otherwise indicated.
A certificate for Original Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Original Notes represented by a submitted certificate is tendered (or, in the case of Original
Notes tendered by book-entry transfer, such non-exchanged Original Notes will be credited to an account maintained by the holder with the Book-Entry Transfer
Facility).

     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Original Notes, a notice of withdrawal must: (i) be received by the
Exchange Agent before the Company notifies the Exchange Agent that it has accepted the tender of Original Notes pursuant to the Exchange Offer; (ii)
specify the name of the person who tendered the Original Notes; (iii) contain a description of the Original Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Original Notes and the principal amount of Original Notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter
(including any required signature guarantee).

     3. SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this
Letter is signed by the holder(s) of Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Original Notes, without alteration, enlargement or any change whatsoever.

     If any of the Original Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Original Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

     If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's Original Notes are tendered; and/or (ii)
untendered Original Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered
Original Notes, nor provide a separate bond power. If any other case, the holder of record must transmit a separate bond power with this Letter.

     If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the
Company of their authority to so act must be submitted, unless waived by the
Company.

     Signatures on this Letter must be guaranteed by an Eligible Institution, unless Original Notes are tendered: (i) by a holder who has not completed the
Box entitled "Special Issuance Instructions" or "Special Delivery Instructions"
on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents
Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature
Program (MSP) or The Stock Exchanges Medallion Program (SEMP) (collectively,
"Eligible Institutions"). If Original Notes are registered in the name of a person other than the signer of this Letter, the Original Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the
Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the
Exchange Notes or certificates for Original Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this
Letter. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering Original
Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

     5. TAXPAYER IDENTIFICATION NUMBER.

     Under U.S. federal income tax laws, payments made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding (currently at a rate of 28%). In order to prevent back-up withholding, each tendering holder must provide the Exchange Agent with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the
Exchange Agent is not provided with the correct

                                       10

TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue
Service. In addition, each tendering holder must complete the "Substitute Form
W-9" in Box 3 certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the
Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal
Revenue Service ("IRS") has notified the holder that he or she is no longer subject to back-up withholding; or (iii) certify in accordance with the
"Substitute Form W-9" that such holder is exempt from back-up withholding.

     Certain holders (including, among others, all corporations and certain foreign individuals) are exempt from these back-up withholding and reporting requirements. To prevent possible erroneous back-up withholding, an exempt U.S.
holder must check the appropriate box under "Payee Information," enter its correct TIN in Part I of the Substitute Form W-9, and sign and date the form.
See the Substitute Form W-9 in Box 3 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed IRS Form W-8BEN (or other applicable IRS form), signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the Exchange Agent.

     If you do not have a TIN, check the box "Applied For" in Part I of the
Substitute Form W-9 and sign and date the form. If you do not provide your TIN to the payor within 60 days, back-up withholding will begin and continue until you furnish your TIN to the payor. Note: Checking the "Applied For" box in Part
I of the Substitute Form W-9 indicates that you have already applied for a TIN or that you intend to apply for one in the near future.

     If you have any questions concerning the Substitute Form W-9 or any information required therein, please contact the Exchange Agent, as payor.

     6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the
Exchange Offer. If, however, the Exchange Notes or certificates for Original
Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Original
Notes to the Company or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

     7. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Original Notes tendered.

     8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the
Prospectus or this Letter, may be directed to the Exchange Agent.

     IMPORTANT: This Letter (together with certificates representing tendered
Original Notes or a Book-Entry Confirmation and all other required documents)
must be received by the Exchange Agent, or the guaranteed delivery procedures must be complied with, on or before the Expiration Date (as defined in the
Prospectus).

                                       11